                                                                   EXHIBIT 10.34

                                 AMENDMENT NO. 5

       AMENDMENT NO. 5 dated as of May 6, 2006 (this "Amendment") by and among Quaker Fabric Corporation of Fall River, a Massachusetts corporation (the "Borrower"), Quaker Fabric Corporation, a Delaware corporation (the "Parent" and together with the Borrower and the Guarantors signatory hereto, the "Loan Parties"), Bank of America, N.A. and the other lenders party hereto (collectively, the "Lenders", and individually, a "Lender") and Bank of America, N.A., as Administrative Agent, Issuing Bank and Cash Management Bank.

       WHEREAS, the Parent, the Borrower, the Lenders party thereto, the Administrative Agent, the Issuing Bank and the Cash Management Bank are parties to that certain Revolving Credit and Term Loan Agreement, dated as of May 18, 2005 (as amended and in effect from time to time, the "Credit Agreement");

       WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and

       WHEREAS, the Loan Parties have informed the Administrative Agent and the Lenders that the Loan Parties have engaged Alvarez and Marsal Securities, LLC ("AMS") to provide certain additional services to the Loan Parties, as set forth in an engagement letter, dated June __, 2006, between the Parent and AMS.

       NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

       Section l. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

       Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 3 herein, the Credit Agreement shall be amended as follows:

       (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Applicable Margin" contained therein and substituting in lieu thereof the following:

              "Applicable Margin. With respect to Revolving Loans that are Base Rate Loans, 3.00%, with respect to Revolving Loans that are LIBOR Rate Loans, 4.50%, with respect to all or a portion of the Term Loan that is a Base Rate Loan, 3.75%, and with respect to all or a portion of the Term Loan that is a LIBOR Rate Loan, 5.25%."

       (b) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Availability Reserve" contained therein and substituting in lieu thereof the following new definition:

       "Availability Reserve. At any time during a period set forth in the table below, the dollar amount set forth opposite such period in the table below:

--------------------------------------------------------------------------------
                Period                                 Availability Reserve
--------------------------------------------------------------------------------
May 6, 2006 through May 25, 2006                            $7,500,000
--------------------------------------------------------------------------------
May 26, 2006 through June 24, 2006                          $6,250,000
--------------------------------------------------------------------------------
June 25, 2006 through July 1, 2006                          $4,250,000
--------------------------------------------------------------------------------
July 2, 2006 through July 8, 2006                           $3,250,000
--------------------------------------------------------------------------------
July 9, 2006 through August 19, 2006                        $2,250,000
--------------------------------------------------------------------------------
August 20, 2006 through September 17, 2006                  $3,500,000
--------------------------------------------------------------------------------
September 18, 2006 through December 15, 2006                $4,000,000
--------------------------------------------------------------------------------
December 16, 2006 and thereafter                            $5,000,000
--------------------------------------------------------------------------------

       (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Consolidated EBITDA" contained therein and substituting in lieu thereof the following:

              "Consolidated EBITDA. For any period, (a) the net income (or deficit) of the Parent and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) for such period, plus
       (b) to the extent deducted in calculating net income (i) income taxes accrued during such period, (ii) interest and fees in respect of Indebtedness (including amounts accrued or paid in respect of Derivative Agreements) during such period (whether or not actually paid in cash during such period), (iii) depreciation, amortization and other non-cash charges (including asset impairment charges) accrued for such period,
       (iv) Eligible Non-Recurring Charges for such period, (v) extraordinary losses during such period, (vi) costs and expenses incurred by the Loan Parties and their Subsidiaries in connection with the Parent's retention of the Additional Financial Consultant (as defined in ss.7.21), (vii) severance charges incurred by the Loan Parties, (viii) up to $300,000 per month of plant consolidation expenses specifically identified to the satisfaction of the Administrative Agent, and (ix) transaction costs incurred in connection with the Fifth Amendment, minus (c) to the extent such items were added in calculating net income (i) extraordinary gains during such period and (ii) proceeds received during such period in respect of Casualty Events and dispositions of any property (other than dispositions in the ordinary course of business on ordinary business terms)."

       (d) Section 1.1 of the Credit Agreement is hereby further amended by inserting the following new definitions in appropriate alphabetical order:

       "Bleachery Pond Property. That certain parcel of land located in Fall River, Massachusetts, as more specifically described on Schedule 8.5.2."

              "Consolidated Net Cash Flow. For any period, an amount equal to the difference of total cash receipts of the Borrower (excluding proceeds from the sale of Real Estate and equipment permitted hereunder, Revolving Loans and any other incurrence of Indebtedness) for such period, minus, cash disbursements for operating expenses (excluding Consolidated Interest Expense paid in cash during such period, fees paid in cash to the Additional Financial Consultant during such period and plant consolidation expenses (provided that such plant consolidation expenses shall not exceed $300,000 per month), specifically identified to the satisfaction of the Administrative Agent) of the Borrower for such period, minus Capital Expenditures made during such period, minus scheduled principal payments of Term Loan made during such period."

              "Fifth Amendment. That certain Amendment No. 5, dated as of May 6, 2006, by and among the parties hereto."

              "Plant D. That certain plant located in Fall River, Massachusetts, as more specifically described on Schedule 8.5.2."

              "Plant I. That certain plant located in Somerset, Massachusetts, as more specifically described on Schedule 8.5.2."

              "Projections. Those certain treasury cash flow forecasts of receipts and disbursements delivered to the Administrative Agent pursuant to Section 3(e) of the Fifth Amendment, as such forecasts may be updated from time to time pursuant to Section 7.4(n)."

       (e) Section 3.2.1(c)(i) of the Credit Agreement is hereby amended by deleting the text "in excess of $100,000 in any Fiscal Year or $500,000 in the aggregate during the term of this Credit Agreement, which have not been utilized by the Parent or such Subsidiary to replace the assets disposed of within sixty
(60) days of such Asset Sale".

       (f) Section 3.2.1(c) of the Credit Agreement is hereby amended by inserting the following text immediately after the last paragraph contained therein:

              "Notwithstanding anything contained in this clause (c) to the contrary, (a) with respect to a disposition of the Bleachery Pond Land, the Borrower shall only be required to pay to the Administrative Agent seventy-five percent (75%) of the net cash proceeds received from such disposition pursuant to this clause (c); (b) with respect to a disposition of Plant I, the Borrower shall only be required to pay to the Administrative Agent fifty percent (50%) of the net cash proceeds received from such disposition pursuant to this clause (c); and (c) with respect to a disposition of Plant D the Borrower shall only be required to pay to the Administrative Agent, twenty-five percent (25%) of the net cash proceeds received from such disposition pursuant to this clause (c), so long as, in each case, the net cash proceeds retained by the Borrower are used for working capital purposes of the Borrower."

       (g)    The Credit Agreement is hereby further amended by deleting Section
8.5.2 thereof and substituting in lieu thereof the following:

              "Neither the Parent nor the Borrower will, or will permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of any assets, other than (a) the sale of inventory, the licensing of intellectual property and the disposition of obsolete assets, in each case in the ordinary course of business consistent with past practices and (b) the sales of the real property, fixtures, machinery and equipment located at the facilities identified on Schedule
       8.5.2 hereto; provided that (i) the amount of net cash proceeds received by the Borrower from such sale is acceptable to the Administrative Agent and (ii) all of the net cash proceeds from such sale are applied, contemporaneously upon receipt, in accordance with ss.3.2.1. In connection with any disposition of assets permitted under this ss.8.5.2, each of the Lenders authorizes the Administrative Agent to execute and deliver any collateral releases necessary to release its liens on such assets."

       (h) Section 7.4 of the Credit Agreement is hereby amended by deleting the text "and" contained immediately after subsection (k) thereof, deleting the period contained at the end of subsection (l) thereof and substituting in lieu thereof the text "; and" and by inserting the following new subsections:

              "(m) On Wednesday of each week, a comparison of actual results for the immediately prior one week period to the previously projected results for such one week period as set forth in the Projections; and

              (n) Within five (5) Business Days after the end of each month, an updated treasury cash flow forecast reflecting any changes to the previously provided Projections."

       (i)    The Credit Agreement is hereby further amended by deleting Section
9.1 thereof and substituting in lieu thereof the following:

              "9.1. Minimum Consolidated EBITDA. The Parent and the Borrower shall not permit Consolidated EBITDA, determined as at the end of each month set forth in the table below for the period of the two (2) consecutive prior months then ending, to be less than the amount set forth opposite such month in such table:

--------------------------------------------------------------------------------
                 Month                           Minimum Consolidated EBITDA
--------------------------------------------------------------------------------
             April of 2006                             ($1,275,000)
--------------------------------------------------------------------------------
             May of 2006                                 ($750,000)
--------------------------------------------------------------------------------
             June of 2006                                 ($55,000)
--------------------------------------------------------------------------------
             July of 2006                              ($2,100,000)
--------------------------------------------------------------------------------
             August of 2006                            ($1,750,000)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             September of 2006                            $950,000
--------------------------------------------------------------------------------
             October of 2006                            $1,300,000
--------------------------------------------------------------------------------
             November of 2006                           $1,550,000
--------------------------------------------------------------------------------
             December of 2006                           $1,200,000
--------------------------------------------------------------------------------
             January of 2007                            $1,200,000
--------------------------------------------------------------------------------
             February of 2007                           $1,200,000
--------------------------------------------------------------------------------

       (j)    The Credit Agreement is hereby further amended by deleting Section
9.2 thereof and substituting in lieu thereof the following:

              "9.2. Fixed Charge Coverage Ratios.

              (a) Fixed Charge Coverage Ratio. The Parent and the Borrower shall not permit the Fixed Charge Coverage Ratio, determined as of the end of each Fiscal Quarter, commencing with FQ1 of 2007, to be less than 1.15:1.00.

              (b) Two Quarter Fixed Charge Coverage Ratio. The Parent and the Borrower shall not permit the Two Quarter Fixed Charge Coverage Ratio, determined as of the end of FQ1 of 2007, to be less than 1.0:1.0."

       (k) The Credit Agreement is hereby further amended by inserting the following new Section immediately after Section 9.3 contained therein:

              "9.4. Minimum Consolidated Net Cash Flow. The Parent and the Borrower will not permit the negative variance between (a) actual Consolidated Net Cash Flow for any period of four (4) weeks (measured as at the end of each week (commencing with the week ending July 1, 2006) for the four (4) week period then ending) and (b) projected Consolidated Net Cash Flow for such period (as set forth in the Projections delivered to the Administrative Agent pursuant to Section 3(e) of the Fifth Amendment or, only if such updated Projections are acceptable to the Administrative Agent, pursuant to Section 7.4(n)) to be more than an amount equal to the greater of (x) $150,000 and (y) fifteen percent (15%) of such projected Consolidated Net Cash Flow)."

       (l) The Credit Agreement is hereby further amended by adding Schedule 8.5.2, as attached hereto, in its entirety, immediately after Schedule 8.3.1.

       (m) The Credit Agreement is hereby further amended by deleting Section 3(k) contained in the Waiver and Amendment No. 4, dated as of March 22, 2005, by and among the parties hereto, in its entirety.

       Section 3. Conditions Precedent. The Administrative Agent, the Lenders, and each of the Loan Parties agree that this Amendment shall become effective as of May 6, 2006 upon the satisfaction of the following conditions precedent, each in form and substance reasonably satisfactory to the Agent:

       (a) The Loan Parties and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment;

       (b) After giving effect to this Amendment, the representations and warranties of each of the Loan Parties in each of the Loan Documents to which it is a party shall be true and correct on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date;

       (c) As of the date hereof, after giving effect to this Amendment, there shall be no Default or Event of Default existing;

       (d) The Administrative Agent and the Lenders shall have received payment for all fees and expenses including, without limitation, reasonable legal fees and expenses, for which invoices or reasonable estimates therefor have been provided to the Borrower on or prior to the date hereof; and

       (e) The Administrative Agent and the Lenders shall have received a treasury cash flow forecast for the remaining months of Fiscal Year 2006 in reasonable detail (including, without limitation, a projection of disbursements and receipts for each 13 week period contained therein), in form and substance satisfactory to the Administrative Agent (the Administrative Agent and the Lenders confirm receipt of such satisfactory forecast).

       Section 4. Amendment Fee. The Borrower hereby covenants and agrees to pay to the Administrative Agent, for the pro rata account of each Lender executing this Amendment, an amendment fee in the amount of $469,900 (the "Amendment Fee"). The parties hereto hereby acknowledge and agree that the Amendment Fee shall be fully earned on the date hereof and shall be payable in monthly installments of $25,000 on each of June 1, 2006, July 1, 2006, August 1, 2006, September 1, 2006, October 1, 2006, November 1, 2006 and December 1, 2006, with the balance of $294,900, due and payable on December 31, 2006.

       Section 5. Additional Financial Consultant. The Borrower shall continue the engagement of the Additional Financial Consultant on terms and conditions satisfactory to the Administrative Agent.

       Section 6. Representations and Warranties. Each of the Loan Parties hereby represents and warrants to the Lenders as follows:

       (a) The execution and delivery by the Borrower and each Guarantor and the performance by each of the Borrower and each Guarantor of each of its obligations and agreements under this Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, are within the organizational authority of each such Person, have been duly authorized by all necessary proceedings on behalf of each such Person, and do not and will not contravene any provision of law, statute, rule or regulation to which any such Person is subject or any of such Person's organizational documents or of any agreement or other instrument binding upon any such Person;

       (b) This Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, constitute legal, valid and binding obligations of each of the Borrower and each Guarantor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

       (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower and/or each Guarantor of this Amendment or the Credit Agreement and the other Loan Documents as amended hereby, except for such filings which have been made prior to the date hereof and are in full force and effect;

       (d) After giving effect to this Amendment, the representations and warranties contained in Section 6 of the Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date; and

       (e) Each of the Borrower and each Guarantor has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

       Section 7. Affirmation and Acknowledgment.

       (a) The Borrower hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement, as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents, and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

       (b) Each Guarantor hereby acknowledges the provisions of this Amendment and hereby confirms and ratifies all of its obligations under the Guaranty and each Loan Document (as amended hereby) to which such Guarantor is a party. Each Guarantor hereby confirms (i) that the Guaranties and each of the other Loan Documents remain in full force and effect and (ii) that its obligations under the Guaranty to which it is a party are and remain secured pursuant to the Security Documents to which it is a party.

       Section 8. No Waiver. Except as otherwise expressly provided for in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect without modification or waiver.

       Section 9. Expenses. The Borrower agrees to pay to the Administrative Agent and the Lenders upon written demand therefor an amount equal to any and all reasonable out-of-pocket costs, expenses, and liabilities incurred or sustained by the Administrative Agent and the Lenders in connection with the preparation of this Amendment, and the on-going administration of the Loan Documents after the date hereof (including, without limitation, travel expenses and reasonable fees and expenses of legal counsel). Amounts payable pursuant to this Section 9 shall be subject to the provisions of Section 15 of the Credit Agreement, as fully as if set forth therein.

       Section 10. Miscellaneous.

       (a) This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

       (b) This Amendment shall constitute a Loan Document under the Credit Agreement, and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Documents and be secured by the collateral security for the Obligations.

       (c) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [Remainder of page intentionally left blank]

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                        QUAKER FABRIC CORPORATION OF
                                        FALL RIVER
                                        QUAKER FABRIC CORPORATION
                                        QUAKER TEXTILE CORPORATION
                                        QUAKER FABRIC MEXICO, S.A. de C.V.


                                        By:
                                            ------------------------------------
                                            Name: Paul J. Kelly
                                            Title: Vice President Finance

                                        BANK OF AMERICA, N.A. individually and
                                        as Administrative Agent, Issuing Bank
                                        and Cash Management Bank



                                        By:
                                            ------------------------------------
                                            Name: Matthew T. O'Keefe
                                            Title: Senior Vice President



                                        WELLS FARGO FOOTHILL, LLC



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                        MERRILL LYNCH CAPITAL, A DIVISION OF
                                        MERRILL LYNCH BUSINESS FINANCIAL
                                        SERVICES INC.



                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                                  Schedule 8.5.2
                                                                  --------------



       Property

Plant D - Land and buildings located at 537 Quequechan Street, Fall River MA. Land 4.83 acres. Book/Page 1401-17

Plant I - Land and building located at 3129 County Street, Somerset Ma. Assessors parcel E5-333

Bleachery Pond - Approximately 66 acres of land located at Hiatt Street, Fall River MA. Book/Page 3650-182